T. Rowe Price Real Assets Fund

Supplement to Prospectus Dated May 1, 2021

On page 6, the disclosure under “Management” is supplemented as follows:

T. Rowe Price Hong Kong Limited (Price Hong Kong) is added as an investment subadviser to the fund.

On page 8, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

The date of this supplement is May 13, 2021.

F176-041 5/13/21